                                                                      Exhibit 99

                        FEDERAL REALTY INVESTMENT TRUST

                           Supplemental Information
                                 June 30, 2001

                               TABLE OF CONTENTS

1.   Debt Summary.......................................................  E-2

2.   Occupancy
            Percentage Leased...........................................  E-3
            Regional Breakdown..........................................  E-4

3.   Leases Signed Analysis
            Comparable and Non-Comparable...............................  E-5

4.   Development Pipeline...............................................  E-6

5.   Second Quarter Earnings Press Release, July 30, 2001...............  E-7

6.   Glossary of Terms..................................................  E-12

                          1626 East Jefferson Street
                        Rockville, Maryland 20852-4041
                                 301/998-8100

FEDERAL  REALTY INVESTMENT TRUST
DEBT ANALYSIS  (excluding capital leases and interest rate swaps)
June 30, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Balance
                                                                     Maturity               Rate        (in thousands)
                                                                     --------               ----
Mortgages
                 Leesburg Plaza                                        10/01/08            6.510%         $     9,900
                 Federal Plaza                                         06/01/11            6.750%              36,468
                 Tysons Station                                        09/01/01            9.875%               3,945
                 164 E Houston Street                                  10/06/08            7.500%                 321
                 Barracks Road                                         11/01/15            7.950%              44,300
                 Hauppauge                                             11/01/15            7.950%              16,700
                 Lawrence Park                                         11/01/15            7.950%              31,400
                 Wildwood                                              11/01/15            7.950%              27,600
                 Wynnewood                                             11/01/15            7.950%              32,000
                 Brick Plaza                                           11/01/15            7.415%              33,000
                 Escondido (Municipal bonds)                           10/01/16          variable (a)           9,400
                                                                                                          -----------

                                                                                                          $   245,034
                                                                                                          ===========
Notes payable
                 Revolving credit facilities                           12/19/03       libor +.80%         $   158,500
                 Term note with banks                                  12/19/03             6.22% (b)         125,000
                 Construction loan on Woodmont East
                   {may be extended to 8/29/04}                        08/29/02     libor + 1.25%              21,221
                 Note issued in connection with
                   renovation of Perring Plaza                         01/31/13            10.00%               2,447
                 Note issued in connection with land purchase          08/15/01      libor + 1.5%               3,400
                 Other                                                  various           various                  78
                                                                                                          -----------

                                                                                                          $   310,646
                                                                                                          ===========

Unsecured Public Debt
                 5 1/4% Convertible subordinated debentures            04/30/02            5.250%         $       289
                                                                                                          ===========

                 5 1/4% Convertible subordinated debentures            10/28/03            5.250%         $    75,000
                                                                                                          ===========

                 8% Notes (fixed)                                      04/21/02            8.000%         $    25,000
                 6.625% Notes (fixed)                                  12/01/05            6.625%              40,000
                 7.48% Debentures                                      08/15/26            7.480%              50,000
                 6.82% Medium Term Notes                               08/01/27            6.820%              40,000
                 6.74% Medium Term Notes      (c)                      03/10/04            6.370%              39,500
                 6.99% Medium Term Notes      (c)                      03/10/06            6.894%              40,500
                 8.75% Notes                                           12/01/09            8.750%             175,000
                                                                                                          -----------

                                                                                                          $   410,000
                                                                                                          ===========

                                                                Total fixed rate debt                     $   723,448        69.50%

                                                                Total variable rate debt                      317,521        30.50%
                                                                                                          -----------      -------

                                                                Total debt                                $ 1,040,969       100.00%
                                                                                                          ===========      =======


                                                                Weighted average interest rate:
                                                                -------------------------------
                                                                 Fixed rate debt                                 7.46%
                                                                 Variable on revolving credit facilities         6.21% (d)
                                                                 Variable on muncipal bonds                            (a)

(a) The bonds bear interest at a variable rate determined weekly to be the interest rate which would enable the bonds to be remarketed at 100% of their principal amount.
(b) The Trust purchased interest rate swaps or hedges on this note, thereby locking in the interest rate at 6.22%.
(c) The Trust purchased interest rate swaps or hedges on these notes, thereby decreasing the effective interest.
(d) Weighted average interest rate on revolving credit facilities and term note for six months ended June 30, 2001.


DEBT MATURITIES  (excluding capital leases and interest rate swaps)

(In thousands)                                                                                   Cumulative
                                                                                   Percent of    Percent of
                                        Scheduled                                      Debt        Debt
                         Year          Amortization      Maturities       Total     Expiring      Expiring
                     ------------------------------------------------------------------------------------------
                         2001          $    279         $   7,330    $     7,609       0.7%         0.7%
                         2002               536            25,289         25,825       2.5%         3.2%
                         2003               736           358,500        359,236      34.5%        37.7%
                         2004             2,692            60,721         63,413       6.2%        43.9%
                         2005             2,936            40,000         42,936       4.1%        48.0%
                         2006             3,274            40,500         43,774       4.2%        52.2%
                         2007             3,537                            3,537       0.3%        52.5%
                         2008             3,758             9,541         13,299       1.3%        53.8%
                         2009             3,923           175,045        178,968      17.2%        71.0%
                         2010             4,242                            4,242       0.4%        71.4%
                      Thereafter         21,253           276,877        298,130      28.6%       100.0%
                                       -----------------------------------------------------

                                       $ 47,166         $ 993,803    $ 1,040,969    100.00%
                                       =====================================================

Federal Realty Investment Trust
Percentage Leased Analysis
June 30, 2001

       Overall Operating Occupancy
      (Quarter to Quarter Analysis)                    At June 30, 2001                           At June 30, 2000
                                            ------------------------------------      -------------------------------------
               Type                            Size         Leased     Occupancy         Size         Leased      Occupancy
----------------------------------------    ----------    ----------   ---------      ----------    ----------    ---------
Retail Properties (leasable square feet)    14,401,918    13,763,220       96%        14,179,596    13,619,718        96%
Rollingwood Apartments (# of units)                282           281       99%               282           276        98%

      Overall Operating Occupancy
          (Rolling 12 Months)                          At June 30, 2001                           At March 31, 2001
                                            ------------------------------------      -------------------------------------
               Type                            Size         Leased     Occupancy         Size         Leased      Occupancy
----------------------------------------    ----------    ----------   ---------      ----------    ----------    ---------
Retail Properties (leasable square feet)    14,401,918    13,763,220       96%        14,609,901    13,938,466        95%
Rollingwood Apartments (# of units)                282           281       99%               282           281        99%

      Overall Operating Occupancy
          (Rolling 12 Months)                          At December 31, 2000                    At September 30, 2000
                                            ------------------------------------      -------------------------------------
               Type                            Size         Leased     Occupancy         Size         Leased      Occupancy
----------------------------------------    -----------   ----------   ---------      -----------   ----------    ---------
Retail Properties (leasable square feet)     14,101,425   13,504,384       96%         13,929,402   13,397,528        96%
Rollingwood Apartments (# of units)                 282          282      100%                282          282       100%

---------------------------------------------------------------------------------------------------------------------------

           Same Center Occupancy
      (Quarter to Quarter Comparison)                  At June 30, 2001                           At June 30, 2000
                                            ------------------------------------      -------------------------------------
               Type                            Size         Leased     Occupancy         Size         Leased      Occupancy
----------------------------------------    -----------   ----------   ---------      -----------   ----------    ---------
Retail Properties (leasable square feet)     13,676,328   13,072,483       96%         13,632,714   13,093,817        96%
Rollingwood Apartments (# of units)                 282          281       99%                282          276        98%

           Same Center Occupancy
            (Rolling 12 Months)                        At June 30, 2001                           At March 31, 2001
                                            ------------------------------------     --------------------------------------
               Type                            Size         Leased     Occupancy        Size          Leased      Occupancy
----------------------------------------    -----------   ----------   ---------     -----------    ----------    ---------
Retail Properties (leasable square feet)     13,676,328   13,072,483       96%        13,997,565    13,392,116        96%
Rollingwood Apartments (# of units)                 282          281       99%               282           281        99%

           Same Center Occupancy
            (Rolling 12 Months)                      At December 31, 2000                     At September 30, 2000
                                            ------------------------------------     --------------------------------------
               Type                            Size         Leased     Occupancy        Size          Leased      Occupancy
----------------------------------------    -----------   ----------   ---------     -----------    ----------    ---------
Retail Properties (leasable square feet)     13,748,913   13,188,363       96%        13,563,527    13,038,704        96%
Rollingwood Apartments (# of units)                 282          282      100%                282          282       100%

Federal Realty Investment Trust

Regional Occupancy Analysis

June 30, 2001

================================================================================

                               Total Square        Occupancy
        Region                   Footage            06/30/01
---------------------       ------------------   -----------------

Northeast                          7,495,175          95%

Mid-Atlantic                       5,811,605          96%

West Coast                         1,095,138          96%





================================================================================


                               Total Square        Occupancy
        Region                   Footage            06/30/01
---------------------       -----------------    -----------------

Northeast
     Anchor                        4,642,552          98%
     Small Shops                   2,852,623          90%

Mid-Atlantic
     Anchor                        2,606,015          98%
     Small Shops                   3,205,590          94%

West
     Anchor                          351,352         100%
     Small Shops                     743,786          94%

Federal Realty Investment Trust
Retail Leasing Activity
June 30, 2001

====================================================================================================================================

Comparable
                                                                                                              Percentage  Estimated
                                                Weighted     Average Prior  Average Current                    Increase    Tenant
                        Number of     Square   Average Lease     Rent Per       Rent Per       Annualized    over Prior  Improvement
 Rolling 12 Months    Leases Signed    Feet    Term (Years)    Square Foot     Square Foot   Increase in Rent   Rent        Costs
-------------------- -------------- -------- ---------------- -------------  --------------- ---------------- --------- ------------
    2nd Quarter 2001       65        206,158        7.3              $19.86           $24.78       $1,014,599       25%  $1,697,000
    1st Quarter 2001       63        233,106        6.0              $17.27           $19.64       $  554,492       14%  $  614,000
    4th Quarter 2000       69        197,642        5.9              $19.40           $21.58       $  430,649       11%  $  313,000
    3rd Quarter 2000       52        282,354       10.3              $12.85           $15.29       $  687,804       19%  $1,407,000
          Total           249        919,260        7.3              $16.95           $19.87       $2,687,544       17%  $4,031,000


Non-Comparable                                                                                  Estimated
                                                Weighted                       Annualized        Tenant
                       Number of      Square   Average Lease   Average Rent      Current       Improvement
 Rolling 12 Months    Leases Signed    Feet    Term (Years)   Per Square Foot     Rent            Costs
-------------------- -------------- -------- ---------------- ---------------  --------------- ----------------
  2nd Quarter 2001         12        135,596       12.3              $17.22      $ 2,335,496       $  448,000
  1st Quarter 2001         16        299,677       19.5              $14.95      $ 4,479,734       $  735,000
  4th Quarter 2000         23        101,245       10.2              $31.82      $ 3,221,510       $        0
  3rd Quarter 2000         26        138,794       17.3              $30.05      $ 4,170,745       $  116,000
       Total               77        675,312       15.6              $21.04      $14,207,485       $1,299,000

FEDERAL REALTY INVESTMENT TRUST
Development Pipeline
June 30, 2001

                                                                                                 Total     Expected
                                                       Cost     Estimate To Complete           Completed  Stabilized   Principal
         Project                 Specifications       To Date    2001   Thereafter                Cost      Return      Tenants
====================================================================================================================================
                                                                  (  $  i n   m i l l i o n s )

DEVELOPMENT IN PROGRESS

Bethesda Row - Woodmont East   52,000 sf retail          $ 29        $  2          $  1          $ 32            11%    Jaleo
Bethesda, Maryland             78,000 sf office                                                                         Restaurant
                                                                                                                        OpNet
                                                                                                                        Technologies

Pentagon Row                   300,000 sf retail  (1)    $ 60        $ 23          $  4          $ 87   (2)       9% (2) Bed, Bath &
Arlington, Virginia            500 apartment units                                                                       Beyond
                                                                                                                         Harris
                                                                                                                         Teeter

Santana Row (Phase I)          538,000 sf retail         $170        $111          $194          $475      8.5% - 9% (3) Borders
San Jose, California           501 residential units                                                                     Books
                               214 hotel rooms                                                                           Crate &
                                                         ====        ====          ====          ====                    Barrel
                                                                                                                         Gucci
                                                         $259        $136          $199          $594                    Hotel
LAND FOR DEVELOPMENT                                                                                                     Valencia
                                                                                                                         Tommy
The Shops at Tanasbourne       400,000 sf retail         $ 15                                                            Bahama
Portland, Oregon               12,000 sf office
                                                         ====

                                                         $274

PREDEVELOPMENT

Lindbergh City Center          300,000 sf retail  (1)    $  1
Atlanta, Georgia               320 apartments
                               120 hotel rooms
                               290 condominiums
                               1.3 million sf office

                                                         ====
                  Total In Progress and
                  Future Development                     $275
                                                         ====

(1)  Federal Realty will develop only the retail component of this project.

(2) Estimated total project cost before any recovery in litigation of damages incurred as a result of defaults under the original construction contract and replacement of the General Contractor. Every $1 million in recovered funds improves the stabilized return by 10 basis points.

(3) Assumes all buildings in Phase I are open and operating and that residential rents of $3.07 per foot per month have been attained.

FOR IMMEDIATE RELEASE               Contact:
July 30, 2001                       Andrew Blocher
                                    Vice President, Investor Relations & Finance
                                    (301) 998-8166

                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                     SECOND QUARTER 2001 OPERATING RESULTS

     ROCKVILLE, MD (July 30, 2001) - Federal Realty Investment Trust (NYSE:FRT) today reported operating results for its second quarter ended June 30, 2001.

 . Funds from operations (FFO) increased 6.3% to $0.68 per diluted share . Rental income increased 7.3% on a same-center basis
 .  Continued progress at both Pentagon Row and Santana Row

Financial Results
-----------------

Funds from operations for the quarter ended June 30, 2001 increased 6.7 % to $27.3 million from $25.5 million for the second quarter of 2000. On a per diluted share basis, funds from operations increased 6.3% from $0.64 in 2000 to $0.68 in 2001, beating First Call consensus expectations by $0.02. Net operating income, which includes interest income from mortgage notes receivable, was $51.4 million, a 5.1% increase from the $48.9 million reported for the second quarter of 2000.

Steven J. Guttman, chairman and chief executive officer of Federal Realty Investment Trust stated, "Active management of our core operating assets, from both our shopping center and street retail business lines, continues to drive strong operating performance, despite softness in the national economy. We're proud of our ability to generate above average growth from these well-positioned properties."

                                    -MORE-

FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
SECOND QUARTER 2001 OPERATING RESULTS
Page 2

Portfolio Results
-----------------

Rental income increased from $64.3 million in 2000 to $68.5 million in 2001, a
6.5% increase.   On a same-center basis, which ignores the impact of properties acquired, developed or sold during the analyzed periods, rental income increased 7.3% from $62.2 million to $66.8 million. The strong growth of same-center rental income was the leading factor driving improvements in both net operating income and funds from operations.

During the second quarter, the Trust signed leases for over 370,000 square feet of retail and office space. On a comparable space basis, the Trust re-leased 229,607 square feet at an average increase in rent per square foot of 24%. The weighted-average new rent on these same space leases was $24.06 per square foot compared to the previous average rent of $19.33 per square foot, reflecting strong lease rollovers for both shopping center and street retail properties. At June 30, 2001, overall occupancy remained strong at 95.6%, versus 96.1% reported for June 30, 2000.

Donald C. Wood, president and chief operating officer of the Trust stated, "Based on our outlook for the balance of the year, our expectations for 2001 performance are now somewhat above current consensus estimates. Specifically, we would anticipate 2001 funds from operations of between $2.69 and $2.70 per share."

Development Activities
----------------------

At Pentagon Row, in Arlington, Virginia, the two retail tenants comprising Building A opened for business during the second quarter; Harris Teeter grocery store on June 13, 2001 and Bed, Bath and Beyond on April 6, 2001. The Trust continues to anticipate the openings of Buildings B and C in the third quarter and Building D in the fourth quarter. On an aggregate basis, Pentagon Row is currently over 92% leased.

                                    -MORE-

FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
SECOND QUARTER 2001 OPERATING RESULTS
Page 3

At Santana Row, Federal Realty's mixed-use community in San Jose, California, construction continues on schedule and on budget, with the $475 million first phase expected to begin opening in August 2002. Based on anticipated construction and leasing progress, the Trust expects to begin drawing on the Santana Row construction loan before the end of the third quarter. To date, Federal Realty has executed leases and signed letters of intent comprising over 250,000 square feet of retail space in addition to the lease with the Valencia Group for the boutique hotel at the center of Santana Row.

Conference Call
---------------

Federal Realty's second quarter earnings conference call is scheduled for 1:30 PM ET, Tuesday July 31, 2001. To participate, please call (800) 967-7140 five to ten minutes prior to the start time. Federal Realty will also provide an online Web Simulcast on the company's web site, www.federalrealty.com. For
                                                ---------------------
those interested parties who are unable to participate in the conference call, a re-broadcast will be available online at www.federalrealty.com beginning on
                                         ---------------------
August 1, 2001.  A telephone recording of the call can also be heard by dialing
(888) 203-1112.  The passcode for this replay is 481223.

Federal Realty Investment Trust is an equity real estate investment trust specializing in the ownership, management, development and re-development of high quality retail and mixed-use properties. The Trust owns or has an interest in 152 real estate assets consisting of community and neighborhood shopping centers and retail and urban mixed-use properties located in strategic metropolitan markets across the United States. The Trust is nationally recognized for its main street revitalization programs as well as the development of urban mixed-use, pedestrian-friendly communities. Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962, and has increased its dividend rate for 33 consecutive years. Shares of Federal Realty are traded on the New York Stock Exchange under the symbol FRT. Additional information about Federal Realty can be found on the Internet at www.federalrealty.com.
   ---------------------

                                    -MORE-

FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
SECOND QUARTER 2001 OPERATING RESULTS
Page 4

Safe Harbor Language
--------------------

Certain matters discussed within this press release may be deemed to be forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Federal Realty Investment Trust believes the expectations reflected in such forward looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from Federal's expectations are detailed from time to time in the Company's SEC reports and filings, including its annual report on Form 10-K. Federal Realty assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

                                      ###

                             Financial Highlights
                     (in thousands, except per share data)
                                  (unaudited)

                                                                             Three Months Ended            Six Months Ended
                                                                                 June 30,                      June 30,
OPERATING RESULTS                                                                2001         2000          2001             2000
-----------------                                                                ----         ----          ----             ----
    Revenues
       Rental income                                                          $68,458      $64,251    $  135,594       $  128,483
       Other property income                                                    3,200        2,700         5,910            5,465
       Interest  and other income                                               1,740        1,855         3,597            3,962
                                                                              -------      -------    ----------       ----------
                                                                               73,398       68,806       145,101          137,910
    Expenses
       Rental                                                                  15,177       13,422        30,222           28,042
       Real estate taxes                                                        6,859        6,522        13,479           12,979
       Interest                                                                17,530       17,036        34,680           33,529
       Administrative                                                           3,322        2,868         6,455            5,790
       Depreciation and amortization                                           14,813       13,338        28,957           25,993
                                                                              -------      -------    ----------       ----------
                                                                               57,701       53,186       113,793          106,333
                                                                              -------      -------    ----------       ----------

       Operating income before investors' share of operations                  15,697       15,620        31,308           31,577
       Investor's share of operations                                          (1,428)      (1,227)       (2,806)          (3,045)
                                                                              -------      -------    ----------       ----------
       Income before gain on sale of real estate                               14,269       14,393        28,502           28,532
       Gain on sale of real estate                                              7,898        3,681         7,898            3,681
                                                                              -------      -------    ----------       ----------
       Net Income                                                              22,167       18,074        36,400           32,213
       Dividends on preferred stock                                            (1,987)      (1,987)       (3,975)          (3,975)
                                                                              -------      -------    ----------       ----------
       Net income available for common shareholders                           $20,180      $16,087    $   32,425       $   28,238
                                                                              =======      =======    ==========       ==========
       Earnings per common share, basic                                       $  0.51      $  0.42    $     0.83       $     0.73
                                                                              =======      =======    ==========       ==========
       Earnings per common share, diluted                                     $  0.51      $  0.41    $     0.83       $     0.72
                                                                              =======      =======    ==========       ==========
       Weighted average shares outstanding, basic                              38,984       38,601        38,908           38,871
       Weighted average shares outstanding, diluted                            40,027       39,782        39,946           40,037

       Funds from Operations
                    Net income available for common shareholders              $20,180      $16,087    $   32,425       $   28,238
                    Less: (gain) on sale of real estate                        (7,898)      (3,681)       (7,898)          (3,681)
                    Add : depreciation and amortization of real estate assets  13,509       12,136        26,375           23,623
                    Add : amortization of initial direct costs of leases        1,007          870         1,976            1,700
                    Add : income attributable to operating partnership units      461          131           760              744
                                                                              -------      -------    ----------       ----------

       Funds from operations                                                  $27,259      $25,543    $   53,638       $   50,624
                                                                              =======      =======    ==========       ==========
       Funds from operations per share, diluted                               $  0.68      $  0.64    $     1.34       $     1.26
                                                                              =======      =======    ==========       ==========


                                                                                                        June 30,     December 31,
BALANCE SHEET DATA                                                                                          2001             2000
------------------                                                                                          ----             ----
                                                                                                     (unaudited)
    Assets
       Real estate, at cost
       Operating                                                                                      $1,706,583       $1,679,289
       Development                                                                                       274,419          175,624
                                                                                                      ----------       ----------
                                                                                                       1,981,002        1,854,913
       Accumulated depreciation and amortization                                                        (372,567)        (351,258)
                                                                                                      ----------       ----------
                                                                                                       1,608,435        1,503,655
       Mortgage notes receivable                                                                          35,405           47,360
       Cash and investments                                                                               31,475           11,357
       Receivables                                                                                        12,777           13,092
       Other assets                                                                                       47,001           45,615
                                                                                                      ----------       ----------
    Total assets                                                                                      $1,735,093       $1,621,079
                                                                                                      ==========       ==========
    Liabilities and Shareholders' Equity
       Obligations under capital leases & mortgages payable                                           $  345,058       $  323,911
       Notes payable                                                                                     310,646          225,246
       Senior Notes                                                                                      410,000          410,000
       5 1/4% Convertible subordinated debentures                                                         75,289           75,289
       Other liabilities                                                                                 120,515          118,979

    Shareholders' Equity                                                                                 473,585          467,654
                                                                                                      ----------       ----------
                                                                                                      $1,735,093       $1,621,079
                                                                                                      ==========       ==========

                               Glossary of Terms



Average occupancy costs: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges

Economic occupancy: The square footage generating rental income expressed as a percentage of its total rentable square feet.

Leases signed - comparable: Represents leases signed on spaces for which there was a former tenant.

Leases signed - noncomparable: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

Leases signed - prior rent: Total rent paid by the previous tenant; includes minimum and percentage rent.

Net Operating Income: Gross revenues, including interest income, less rental expenses and real estate taxes.

Occupancy: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

Overall occupancy: Occupancy for the entire portfolio -- includes all operating properties owned in reporting period.

Same center occupancy: Occupancy for only those properties owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment and development.

Tenant improvement costs: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.